UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________
FORM 8-K
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2018

MSA SAFETY INCORPORATED
(Exact name of registrant as specified in its charter)

Pennsylvania	1-15579	46-4914539
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)
1000 Cranberry Woods Drive Cranberry Township, PA	16066
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 724-776-8600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On March 14, 2018, William M. Lambert, the Chairman and Chief Executive Officer of MSA Safety Incorporated (the “Company”), adopted a Rule 10b5‑1 stock trading plan (the "Plan"). The Plan was adopted in accordance with guidelines specified by Rule 10b5‑1 under the Securities Exchange Act of 1934, as amended, and the Company's insider trading policy. As previously announced, Mr. Lambert intends to retire as an employee of the Company in June 2018 and is adopting the Plan for personal financial management purposes, to allow him and his family members to monetize their equity positions over time in a systematic, nondiscretionary manner with the goal of minimal market impact.

Rule 10b5‑1 permits corporate officers, directors and others to adopt written, pre‑arranged stock trading plans when they are not in possession of material, non-public information. Using these plans, insiders may gradually diversify their investment portfolios and spread stock trades over a period of time, regardless of any material, non-public information that they may receive after adopting their plans. In accordance with Rule 10b5‑1, Mr. Lambert will not have discretion over the periodic sales of his shares of Company common stock under the Plan.

Under the Plan, up to 110,000 shares of Mr. Lambert’s Company common stock holdings are expected to be sold into the marketplace by a broker, subject to satisfaction of certain conditions (including minimum sale price thresholds) set forth in the Plan. It is expected that sales under the Plan will commence on June 15, 2018 and will be completed within one year. The 110,000 shares represent approximately 20% of the shares held by Mr. Lambert and his family, including stock options and performance and restricted stock units.

Any transactions under the Plan will be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission. The Company does not undertake to report Rule 10b5‑1 trading plans by other officers or directors of the Company in the future, or to report modifications or terminations of the Plan or any other such plans, whether or not the plan was publicly announced, except as may be required by law.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, MSA Safety Incorporated has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSA SAFETY INCORPORATED

By:     /s/ Douglas K. McClaine
Douglas K. McClaine
Senior Vice President, Secretary
and Chief Legal Officer

Date: March 14, 2018